SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2005

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

See Item 3.02, which is incorporated herein by reference.

Item 3.02                   UNREGISTERED SALE OF EQUITY SECURITIES

On June 16, 2005, Symmetricom, Inc. (“Symmetricom”) sold to Deutsche Bank Securities Inc. and RBC Capital Markets Corporation (the “Initial Purchasers”) $20,000,000 million aggregate principal amount of its 3¼% Contingent Convertible Subordinated Notes due 2025 (the “Notes”), the form of which is attached hereto as Exhibit 4.2, pursuant to an option granted to the Initial Purchasers under a purchase agreement dated June 2, 2005 (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit 1.1.

The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were sold to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers of the Notes then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Symmetricom relied on these exemptions from registration based on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by the terms of an indenture, dated June 8, 2005, between Symmetricom and Wells Fargo Bank, National Association, as Trustee, a copy of which is attached hereto as Exhibit 4.1.  Pursuant to a registration rights agreement, dated June 8, 2005, with the Initial Purchasers, a copy of which is attached hereto as Exhibit 4.3, Symmetricom agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and Symmetricom’s common stock issuable upon conversion of the Notes.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

Item 9.01                   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of June 2, 2005, between Symmetricom, Inc. and the Initial Purchasers.

4.1*	Indenture, dated as of June 8, 2005, between Symmetricom, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2*	Form of 3¼% Contingent Convertible Subordinated Notes due 2025 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

4.3*	Registration Rights Agreement, dated as of June 8, 2005, between Symmetricom, Inc. and the Initial Purchasers.

*                 Incorporated by reference to Symmetricom’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2005	By:	/s/ William Slater
William Slater
Chief Financial Officer and Secretary

3